EXECUTION ORIGINAL

FIFTEENTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FIFTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into June 19, 2017 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“Nassau”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of Connecticut, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, and THE STERLING ENGINEERING CORPORATION (“STERLING”), a corporation organized under the laws of the State of Connecticut, (“Sterling,” and collectively with Air, WM, Nassau, WP, EUR-PAC and ECC, the “Borrower”), a corporation organized under the laws of the State of New York, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC (“REALTY,” and collectively with AIR GROUP and with the Borrower, the “Obligor”), a limited liability company organized under the laws of the State of Connecticut, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”);

WHEREAS, AIR GROUP has filed a registration statement on Form S-1, as amended (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) for an underwritten public offering of shares of common stock, which provides gross cash proceeds of up to approximately $13,000,000, plus an over-allotment option (the “Offering”);

WHEREAS, AIR GROUP intends to apply the net cash proceeds of the Offering to, among other things, the following uses, as more fully described in the Registration Statement and related prospectus: (i) redeem shares of AIR GROUP’s Series A Convertible Preferred Stock, $0.0001 par value (the “Series A Preferred Stock”) issued in lieu of cash dividends at a redemption price of $10.00 per share, the stated value of a shares of Series A Preferred Stock; (ii) redeem AIR GROUP’s Subordinated Convertible Notes due May 12, 2018 in the aggregate principal amount of $4,158,624 as of the date hereof (the “May 2018 Notes”), and (iii) pay approximately $4,000,000 of outstanding trade payables, and approximately $510,000 in principal, plus accrued interest, as of the date hereof, on promissory notes issued in March 2017 to Michael N. Taglich and Robert F. Taglich, directors and principal stockholders of AIR GROUP; and

EXECUTION ORIGINAL

WHEREAS, Obligor has requested modifications to the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	A new definition is hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Fifteenth Amendment Closing Date” shall mean June 19, 2017.

(b)	Subsections 6.5(a) and 6.5(b) of the Loan Agreement are hereby deleted in their entirety and replaced with new Subsections 6.5(a) and 6.5(b) to read as follows:

(a) Fixed Charge Coverage Ratio. Maintain at all times a Fixed Charge Coverage Ratio, tested quarterly on a consolidated basis beginning September 30, 2017 as follows: (i) 1.00 to 1.00 for the quarter ending September 30, 2017, tested based upon the prior three (3) months, (ii) 1.05 to 1.00 for the quarter ending December 31, 2017, tested based upon the prior six (6) months and (iii) 1.05 to 1.00 for the quarter ending March 31, 2018, tested based upon the prior nine (9) months.

(b) Minimum EBITDA. Maintain EBITDA of not less than $345,000 for the period ending June 30, 2017.

3)	GUARANTOR’S RATIFICATION. (A) AIR GROUP hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, and (B) Air Realty Group, LLC, a Connecticut limited liability company, hereby reaffirms its continuing obligations under the terms of that certain Continuing Unlimited Guaranty dated March 9, 2015 (collectively, the “Guaranty”), and acknowledge that (i) they have read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

4)	REPAYMENT OF OUTSTANDING EXCESS ADVANCES. Borrower and Agent recognize that as of the Fifteenth Amendment Closing Date, there are outstanding excess advances as defined by Subsection 2.8 of the Loan Agreement (“Excess Advances”) in the amount of $2,244,071.19, and Borrower hereby agrees that such Excess Advances shall be reduced as follows:

(i)       by the sum of $25,000.00 to be paid on each Monday during the period May 22, 2017 through July 10, 2017; and

(ii)       by the sum of $100,000.00 to be paid on each Monday thereafter, and continuing until such Excess Advances have been repaid in full.

So long as Excess Advances remain outstanding, interest with respect to all such outstanding Excess Advances shall be charged at an interest rate at all times equal to the Revolving Interest Rate.

EXECUTION ORIGINAL

5)	WAIVER OF DEFAULT. Agent, on behalf of the Lenders, hereby waives Borrower’s failure to comply with (i) Subsection 6.5(b), the Minimum EBITDA covenant, for the periods ending December 31, 2016 and March 31, 2017 and (ii) Subsection 7.6, the Capital Expenditures covenant, for the period ending December 31, 2016. Such waiver is solely for such periods and does not extend to any other default which might exist now or in the future.

6)	TESTING PERIODS FOR FIXED CHARGE COVERAGE RATIO. Agent, on behalf of the Lenders, hereby agrees that Borrower was not required to maintain a Fixed Charge Coverage Ratio for, and confirms that no testing was required relative to, Section 6.5(a), the Fixed Charge Coverage Ratio, for the periods ending June 30, 2016, December 31, 2016 and March 31, 2017. In addition, the Agent, on behalf of the Lenders, further confirms that no testing will be conducted relative to Section 6.5(a), the Fixed Charge Coverage Ratio, for the period ending June 30, 2017.

7)	CONSENT TO OFFERING AND THE USE OF PROCEEDS THEREOF. Agent, on behalf of the Lenders, hereby consents to the Offering and the application of the net proceeds thereof to the uses described in the third Recital of this Agreement, notwithstanding anything to the contrary in the Loan Agreement.

8)	CONSENT TO MERGER. Agent, on behalf of the Lenders, hereby consents to the merger of Miller Stuart Inc. with, and into WM.

9)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)  to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)  all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)  this Agreement is a modification of an existing obligation and is not a novation.

10)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B)  pay to Agent an Amendment Fee in the amount of $50,000 on the Fifteenth Amendment Closing Date;

(C)  provide the Agent with Secretary’s Certificates and Resolutions of the Obligor approving the transaction;

(D) provide Agent with a copy of the filed Certificate of Merger relative to the merger of Miller Stuart Inc. into WM;

(E)  pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(F)  pay all other fees and costs incurred by the Lenders in entering into this Agreement.

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11)	MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

12)	DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

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EXECUTION ORIGINAL

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:	AIR INDUSTRIES MACHINING, CORP.

By: /s/ MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	WELDING METALLURGY, INC. (as
successor by merger with WMS Merger Corp.)

By: /s/ MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

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ATTEST:	AIR INDUSTRIES GROUP

By: /s/MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	WOODBINE PRODUCTS, INC.

By: /s/MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	EUR-PAC CORPORATION

By: /s/MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	ELECTRONIC CONNECTION CORPORATION

By: /s/MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

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ATTEST:	THE STERLING ENGINEERING CORPORATION

By: /s/ MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

ATTEST:	AIR REALTY GROUP, LLC

By: /s/ MICHAEL RECCA	By: /s/ PETER D. RETTALIATA
Name: MICHAEL RECCA	Name: PETER D. RETTALIATA
Title: Chief Financial Officer	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ VICTOR ALARCON
Name: VICTOR ALARCON
Title: SeniorVice President